                                                                    Exhibit 32.2

                                  CERTIFICATION

         The undersigned hereby certify that Crown NorthCorp, Inc.'s report on Form 10-KSB for the quarterly period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in the report fairly represents, in all material respects, the financial condition and results of operation of the company.

Dated: April 14, 2004                    By:     /s/ Ronald E. Roark
                                            ------------------------------------
                                                 Ronald E. Roark, Chairman and
                                                   Chief Executive Officer

                                         By:     /s/ Rick L. Lewis
                                            ------------------------------------
                                                 Rick L. Lewis, Vice President,
                                                 Treasurer and Chief Financial
                                                 Officer

                                         By:     /s/ Stephen W. Brown
                                            ------------------------------------
                                                 Stephen W. Brown, Secretary

   A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Crown NorthCorp, Inc. and will be retained by Crown NorthCorp, Inc. and furnished to the Securities and
                 Exchange Commission or its staff upon request.